January 28, 2025 HEARTLAND FINANCIAL USA, INC. ("HTLF") REPORTS ANNUAL EARNINGS AND FOURTH QUARTER RESULTS AS OF DECEMBER 31, 2024 Fourth Quarter Highlights • Quarterly net income available to common stockholders of $14.0 million or $0.32 per common share. • Common equity tier 1 ratio increased 50 basis points in the fourth quarter to 13.16%. • Net interest margin decreased to 3.46% for the quarter ended December 31, 2024 from 3.73% for the quarter ended September 30, 2024 primarily as a result of the termination in early October of the interest rate swaps designated as fair value hedges. • Customer deposits were $14.55 billion, an increase of $201.7 million, or 6% annualized, from the quarter ended September 30, 2024, with the cost of deposits decreasing 5 basis points to 2.13% from the prior quarter. • Nonperforming loans were $116.6 million or 1.04% of total loans, compared to $69.9 million at September 30, 2024, and $97.9 million at December 31, 2023. • Charge-offs of $48.9 million were recorded for the fourth quarter, of which $43.1 million was associated with five non-owner occupied real estate properties. "HTLF delivered a solid fourth quarter. Our common equity tier 1 ratio improved to 13.16%. Customer deposits grew at a 6% annual pace. We are delivering a strong balance sheet as we anticipate closing our merger with UMB Bank on January 31, 2025. In preparation for the merger we took strategic action to charge off lower performing loans and to divest of certain investment securities. I am very proud of the HTLF team, which has worked tirelessly to serve our customers over the years. I am truly excited for what this merger means for our employees, customers, stockholders and communities.” Bruce K. Lee, President and Chief Executive Officer, HTLF About HTLF Heartland Financial USA, Inc., is a Denver, Colorado-based bank holding company operating under the brand name HTLF, with assets of $17.29 billion as of December 31, 2024. HTLF's banks serve customers in the West, Southwest and Midwest regions. HTLF is committed to serving the banking needs of privately owned businesses, their owners, executives and employees. Our core commercial business is supported by a strong retail banking operation, in addition to a diversified line of financial services including treasury management, wealth management and investments. Additional information is available at www.htlf.com. Safe Harbor Statement This release (including any information incorporated herein by reference), and future oral and written statements of the company and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about the company's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of the company's operations or performance. These forward- looking statements are generally identified by the use of the words such as "believe", "expect", "intent", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "may", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this release, and future oral and written statements of the company and its management. Although the company may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of the company to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which the company currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of the company’s Annual Report on Form 10-K for the year ended December 31, 2023 and updates in HTLF's Forms 10-Q filed thereafter, and include, among others: • Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, supply chain issues, labor shortages, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values due to climate and other borrower industry risks, which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; • Risks related to the planned merger with UMB Financial Corporation (the “Merger”), the fluctuation of the market value of the merger consideration, risks related to combining our businesses, including expenses related to the Merger and integration of the combined entity, risks that the Merger may not occur, and the risk of litigation related to the Merger; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political, and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this release, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to or correct or update any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF's financial results, is included in HTLF’s filings with the SEC. -FINANCIAL TABLES FOLLOW- ###

HEARTLAND FINANCIAL USA, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited) DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA For the Quarter Ended December 31, For the Year Ended December 31, 2024 2023 2024 2023 Interest Income Interest and fees on loans $ 177,188 $ 192,861 $ 764,516 $ 697,997 Interest on securities: Taxable 42,366 54,573 187,877 223,521 Nontaxable 5,117 6,278 23,179 25,268 Interest on federal funds sold — — — 3 Interest on deposits with other banks and short-term investments 5,892 2,174 16,136 7,007 Total Interest Income 230,563 255,886 991,708 953,796 Interest Expense Interest on deposits 79,744 88,071 327,353 319,688 Interest on borrowings 3,093 5,874 28,820 10,311 Interest on term debt 5,372 5,804 22,328 22,560 Total Interest Expense 88,209 99,749 378,501 352,559 Net Interest Income 142,354 156,137 613,207 601,237 Provision for credit losses 37,166 11,738 53,436 21,707 Net Interest Income After Provision for Credit Losses 105,188 144,399 559,771 579,530 Noninterest Income Service charges and fees 16,126 18,708 67,253 74,024 Loan servicing income 107 158 456 1,561 Trust fees 5,366 4,905 21,213 20,715 Brokerage and insurance commissions 817 729 3,318 2,794 Capital market fees 1,884 1,676 6,887 10,007 Securities gains (losses), net (1,571) (140,007) (21,144) (141,539) Unrealized gain (loss) on equity securities, net (66) 75 539 240 Net gains on sale of loans held for sale — 94 104 3,880 Income on bank owned life insurance 1,227 729 4,837 3,771 Other noninterest income 4,201 1,132 9,490 3,621 Total Noninterest Income 28,091 (111,801) 92,953 (20,926) Noninterest Expense Salaries and employee benefits 61,520 64,766 253,337 251,276 Occupancy 6,106 6,509 25,949 26,847 Furniture and equipment 2,046 2,901 8,674 11,599 Professional fees 19,106 17,060 67,457 58,667 FDIC insurance assessments 3,397 10,313 14,741 19,940 Advertising 2,387 1,677 7,050 8,347 Core deposit intangibles amortization 1,333 1,611 5,591 6,739 Other real estate and loan collection expenses, net 71 505 1,493 1,489 (Gain) loss on sales/valuations of assets, net 841 2,072 (25,171) (77) Acquisition, integration and restructuring costs 927 4,365 10,227 10,359 Partnership investment in tax credit projects 5,210 3,573 6,148 5,401 Other noninterest expense 14,046 14,933 57,260 61,240 Total Noninterest Expense 116,990 130,285 432,756 461,827 Income Before Income Taxes 16,289 (97,687) 219,968 96,777 Income taxes 290 (27,324) 48,367 16,857 Net Income/(Loss) 15,999 (70,363) 171,601 79,920 Preferred dividends (2,012) (2,012) (8,050) (8,050) Net Income/(Loss) Available to Common Stockholders $ 13,987 $ (72,375) $ 163,551 $ 71,870 Earnings/(Loss) Per Common Share-Diluted $ 0.32 $ (1.69) $ 3.79 $ 1.68 Weighted Average Shares Outstanding-Diluted 43,276,836 42,838,405 43,149,114 42,791,795

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	For the Quarter Ended				
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Interest Income					
Interest and fees on loans	$ 177,188	$ 192,506	$ 199,161	$ 195,661	$ 192,861
Interest on securities:					
Taxable	42,366	51,116	47,381	47,014	54,573
Nontaxable	5,117	5,979	6,042	6,041	6,278
Interest on federal funds sold	—	—	—	—	—
Interest on deposits with other banks and short-term investments	5,892	4,193	3,045	3,006	2,174
Total Interest Income	**230,563**	**253,794**	**255,629**	**251,722**	**255,886**
Interest Expense					
Interest on deposits	79,744	82,976	80,499	84,134	88,071
Interest on borrowings	3,093	7,378	10,825	7,524	5,874
Interest on term debt	5,372	5,543	5,564	5,849	5,804
Total Interest Expense	**88,209**	**95,897**	**96,888**	**97,507**	**99,749**
Net Interest Income	**142,354**	**157,897**	**158,741**	**154,215**	**156,137**
Provision for credit losses	37,166	6,276	9,008	986	11,738
Net Interest Income After Provision for Credit Losses	**105,188**	**151,621**	**149,733**	**153,229**	**144,399**
Noninterest Income					
Service charges and fees	16,126	17,100	16,964	17,063	18,708
Loan servicing income	107	111	107	131	158
Trust fees	5,366	5,272	5,532	5,043	4,905
Brokerage and insurance commissions	817	853	894	754	729
Capital markets fees	1,884	2,116	1,996	891	1,676
Securities gains (losses), net	(1,571)	(9,520)	(10,111)	58	(140,007)
Unrealized gain (loss) on equity securities, net	(66)	377	133	95	75
Net gains on sale of loans held for sale	—	—	—	104	94
Income on bank owned life insurance	1,227	1,107	1,326	1,177	729
Other noninterest income	4,201	1,576	1,366	2,347	1,132
Total Noninterest Income	**28,091**	**18,992**	**18,207**	**27,663**	**(111,801)**
Noninterest Expense					
Salaries and employee benefits	61,520	62,742	65,120	63,955	64,766
Occupancy	6,106	6,318	6,262	7,263	6,509
Furniture and equipment	2,046	2,062	2,155	2,337	2,901
Professional fees	19,106	17,448	15,372	15,531	17,060
FDIC insurance assessments	3,397	3,035	3,340	4,969	10,313
Advertising	2,387	1,937	1,368	1,358	1,677
Core deposit intangibles amortization	1,333	1,345	1,421	1,492	1,611
Other real estate and loan collection expenses, net	71	395	515	512	505
(Gain) loss on sales/valuations of assets, net	841	(26,419)	193	214	2,072
Acquisition, integration and restructuring costs	927	2,026	5,973	1,375	4,365
Partnership investment in tax credit projects	5,210	222	222	494	3,573
Other noninterest expense	14,046	14,816	14,303	14,095	14,933
Total Noninterest Expense	**116,990**	**85,927**	**116,244**	**113,595**	**130,285**
Income Before Income Taxes	**16,289**	**84,686**	**51,696**	**67,297**	**(97,687)**
Income taxes	290	20,533	11,954	15,590	(27,324)
Net Income/(Loss)	**15,999**	**64,153**	**39,742**	**51,707**	**(70,363)**
Preferred dividends	(2,012)	(2,013)	(2,012)	(2,013)	(2,012)
Net Income/(Loss) Available to Common Stockholders	**$ 13,987**	**$ 62,140**	**$ 37,730**	**$ 49,694**	**$ (72,375)**
Earnings/(Loss) Per Common Share-Diluted	**$ 0.32**	**$ 1.44**	**$ 0.88**	**$ 1.16**	**$ (1.69)**
Weighted Average Shares Outstanding-Diluted	**43,276,836**	**43,195,257**	**43,060,354**	**42,915,768**	**42,838,405**

HEARTLAND FINANCIAL USA, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited) DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA As of 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Assets Cash and due from banks $ 174,686 $ 228,719 $ 226,735 $ 208,176 $ 275,554 Interest-bearing deposits with other banks and other short-term investments 206,138 359,675 147,211 236,190 47,459 Cash and cash equivalents 380,824 588,394 373,946 444,366 323,013 Time deposits in other financial institutions 800 1,050 1,340 1,240 1,240 Securities: Carried at fair value 3,560,358 4,057,335 4,185,054 4,418,222 4,646,891 Held to maturity, at cost 837,390 839,623 842,980 841,055 838,241 Other investments, at cost 67,890 69,511 70,684 68,524 91,277 Loans held for sale — — 348,761 352,744 5,071 Loans: Held to maturity 11,155,866 11,440,917 11,608,309 11,644,641 12,068,645 Allowance for credit losses (96,500) (106,797) (126,861) (123,934) (122,566) Loans, net 11,059,366 11,334,120 11,481,448 11,520,707 11,946,079 Premises, furniture and equipment, net 152,882 155,140 175,953 176,582 181,070 Goodwill 576,005 576,005 576,005 576,005 576,005 Core deposit intangibles, net 12,823 14,157 15,501 16,923 18,415 Servicing rights, net — — — — — Cash surrender value on life insurance 201,298 199,998 199,036 197,671 197,085 Other real estate, net 4,291 6,805 7,533 2,590 12,548 Other assets 436,490 430,155 534,429 516,198 574,772 Total Assets $ 17,290,417 $ 18,272,293 $ 18,812,670 $ 19,132,827 $ 19,411,707 Liabilities and Equity Liabilities Deposits: Demand $ 3,773,753 $ 4,009,218 $ 4,244,169 $ 4,264,390 $ 4,500,304 Savings 9,249,071 8,926,192 8,470,416 8,669,221 8,805,597 Time 1,613,792 2,017,806 2,242,005 2,368,555 2,895,813 Total deposits 14,636,616 14,953,216 14,956,590 15,302,166 16,201,714 Deposits held for sale — — 538,308 596,328 — Borrowings 73,819 546,219 694,909 650,033 622,255 Term debt 298,661 373,324 372,988 372,652 372,396 Accrued expenses and other liabilities 203,526 259,161 222,025 232,815 282,225 Total Liabilities 15,212,622 16,131,920 16,784,820 17,153,994 17,478,590 Stockholders' Equity Preferred equity 110,705 110,705 110,705 110,705 110,705 Common stock 42,901 42,884 42,852 42,784 42,688 Capital surplus 1,102,084 1,098,837 1,096,619 1,093,207 1,090,740 Retained earnings 1,253,255 1,252,247 1,203,092 1,178,330 1,141,501 Accumulated other comprehensive income/(loss) (431,150) (364,300) (425,418) (446,193) (452,517) Total Stockholders' Equity 2,077,795 2,140,373 2,027,850 1,978,833 1,933,117 Total Liabilities and Stockholders' Equity $ 17,290,417 $ 18,272,293 $ 18,812,670 $ 19,132,827 $ 19,411,707

HEARTLAND FINANCIAL USA, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited) DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA For the Quarter Ended 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Average Balances Assets $ 17,888,179 $ 18,439,910 $ 19,043,362 $ 19,296,638 $ 19,667,825 Loans, net of unearned 11,308,241 11,584,999 12,010,289 12,021,930 11,938,272 Total deposits 14,906,568 15,148,944 15,562,920 16,042,402 16,709,394 Customer deposits 14,657,175 14,347,965 14,768,407 14,816,652 14,969,948 Earning assets 16,361,071 16,838,131 17,331,435 17,597,068 17,853,957 Interest-bearing liabilities 11,569,454 11,986,220 12,461,957 12,607,745 12,721,680 Common equity 1,997,830 1,962,334 1,863,236 1,832,959 1,729,086 Total stockholders' equity 2,108,535 2,073,039 1,973,941 1,943,664 1,839,791 Key Performance Ratios Annualized return on average assets 0.36% 1.38% 0.84% 1.08% (1.42) % Annualized return on average common equity 2.79 12.60 8.14 10.90 (16.61) Annualized ratio of net charge-offs (recoveries) to average loans 1.68 0.99 0.23 0.08 0.01 Annualized net interest margin 3.46 3.73 3.68 3.52 3.47 Annualized cost of deposits 2.13 2.18 2.08 2.11 2.09 Efficiency ratio 68.64 48.58 65.69 62.46 293.86 Annualized ratio of total noninterest expenses to average assets 2.60 1.85 2.46 2.37 2.63 For the Quarter Ended December 31, For the Year Ended December 31, 2024 2023 2024 2023 Average Balances Assets $ 17,888,179 $ 19,667,825 $ 18,664,275 $ 20,053,004 Loans, net of unearned 11,308,241 11,938,272 11,729,809 11,687,313 Total deposits 14,906,568 16,709,394 15,413,091 17,351,294 Customer deposits 14,657,175 14,969,948 14,646,074 14,826,404 Earning assets 16,361,071 17,853,957 17,029,565 18,301,190 Interest-bearing liabilities 11,569,454 12,721,680 12,154,276 12,919,125 Common equity 1,997,830 1,729,086 1,914,451 1,714,983 Total stockholders' equity 2,108,535 1,839,791 2,025,156 1,825,688 Key Performance Ratios Annualized return on average assets 0.36% (1.42) % 0.92% 0.40 % Annualized return on average common equity 2.79 (16.61) 8.54 4.19 Annualized ratio of net charge-offs (recoveries) to average loans 1.68 0.01 0.73 0.11 Annualized net interest margin 3.46 3.47 3.60 3.29 Annualized cost of deposits 2.13 2.09 2.12 2.46 Efficiency ratio 68.64 293.86 61.28 79.58 Annualized ratio of total noninterest expenses to average assets 2.60 2.63 2.32 2.30

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE AND FULL TIME EQUIVALENT EMPLOYEE DATA

	As of and for the Quarter Ended				
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Common Share Data					
Book value per common share	$ 45.85	$ 47.33	$ 44.74	$ 43.66	$ 42.69
ASC 320 effect on book value per common share	(10.06)	(8.78)	(10.82)	(11.18)	(11.00)
Common shares outstanding, net of treasury stock	42,901,273	42,883,865	42,852,180	42,783,670	42,688,008
Capital Ratios					
Common equity ratio	11.00 %	11.11 %	10.19 %	9.76 %	9.39 %
Tier 1 leverage ratio	11.15	10.77	10.13	9.84	9.44
Common equity tier 1 ratio(1)	13.16	12.66	11.68	11.40	10.97
Total risk based capital ratio(1)	16.89	16.34	15.32	14.99	14.53
Other Selected Trend Information					
Effective tax rate	1.78 %	24.25 %	23.12 %	23.17 %	27.97 %
Full time equivalent employees	1,703	1,725	1,843	1,888	1,970
Loans Held to Maturity					
Commercial and industrial	$ 3,452,002	$ 3,503,093	$ 3,541,239	$ 3,545,051	$ 3,652,047
Paycheck Protection Program ("PPP")	1,278	1,582	1,864	2,172	2,777
Owner occupied commercial real estate	2,392,059	2,489,697	2,555,964	2,545,033	2,638,175
Commercial and business lending	5,845,339	5,994,372	6,099,067	6,092,256	6,292,999
Non-owner occupied commercial real estate	2,303,467	2,455,396	2,434,258	2,495,068	2,553,711
Real estate construction	1,084,651	1,119,922	1,082,726	1,041,583	1,011,716
Commercial real estate lending	3,388,118	3,575,318	3,516,984	3,536,651	3,565,427
Total commercial lending	9,233,457	9,569,690	9,616,051	9,628,907	9,858,426
Agricultural and agricultural real estate	766,213	701,211	802,958	809,876	919,184
Residential mortgage	684,487	707,984	733,401	756,021	797,829
Consumer	471,709	462,032	455,899	449,837	493,206
Total loans held to maturity	**$ 11,155,866**	**$ 11,440,917**	**$ 11,608,309**	**$ 11,644,641**	**$ 12,068,645**
Total unfunded loan commitments	$ 3,902,458	$ 3,941,268	$ 4,381,565	$ 4,537,718	$ 4,625,768
Deposits					
Demand-customer	$ 3,773,753	$ 4,009,218	$ 4,244,169	$ 4,264,390	$ 4,500,304
Savings-customer	9,165,466	8,713,228	8,151,794	8,269,956	8,411,240
Savings-wholesale and institutional	83,605	212,964	318,622	399,265	394,357
Total savings	9,249,071	8,926,192	8,470,416	8,669,221	8,805,597
Time-customer	1,613,792	1,628,856	1,737,723	1,734,971	1,944,884
Time-wholesale	—	388,950	504,282	633,584	950,929
Total time	1,613,792	2,017,806	2,242,005	2,368,555	2,895,813
Total deposits	**$ 14,636,616**	**$ 14,953,216**	**$ 14,956,590**	**$ 15,302,166**	**$ 16,201,714**
Total customer deposits	$ 14,553,011	$ 14,351,302	$ 14,133,686	$ 14,269,317	$ 14,856,428
Total wholesale and institutional deposits	83,605	601,914	822,904	1,032,849	1,345,286
Total deposits	**$ 14,636,616**	**$ 14,953,216**	**$ 14,956,590**	**$ 15,302,166**	**$ 16,201,714**

(1) December 31, 2024 calculation is preliminary.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	As of and for the Quarter Ended				
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Allowance for Credit Losses-Loans					
Balance, beginning of period	$ 106,797	$ 126,861	$ 123,934	$ 122,566	$ 110,208
Provision for credit losses	37,509	8,871	9,737	3,668	12,750
Charge-offs	(48,885)	(32,137)	(7,388)	(4,093)	(3,886)
Recoveries	1,079	3,202	578	1,793	3,494
Balance, end of period	**$ 96,500**	**$ 106,797**	**$ 126,861**	**$ 123,934**	**$ 122,566**
Allowance for Unfunded Commitments					
Balance, beginning of period	$ 10,462	$ 13,057	$ 13,786	$ 16,468	$ 17,480
Provision for credit losses	(343)	(2,595)	(729)	(2,682)	(1,012)
Balance, end of period	**$ 10,119**	**$ 10,462**	**$ 13,057**	**$ 13,786**	**$ 16,468**
Allowance for lending related credit losses	**$ 106,619**	**$ 117,259**	**$ 139,918**	**$ 137,720**	**$ 139,034**
Provision for Credit Losses					
Provision for credit losses-loans	$ 37,509	$ 8,871	$ 9,737	$ 3,668	$ 12,750
Provision for credit losses-unfunded commitments	(343)	(2,595)	(729)	(2,682)	(1,012)
Total provision for credit losses	**$ 37,166**	**$ 6,276**	**$ 9,008**	**$ 986**	**$ 11,738**
Asset Quality					
Nonaccrual loans	$ 115,403	$ 69,115	$ 103,123	$ 94,800	$ 95,426
Loans past due ninety days or more	1,169	832	663	611	2,507
Other real estate owned	4,291	6,805	7,533	2,590	12,548
Total nonperforming assets	**$ 120,863**	**$ 76,752**	**$ 111,319**	**$ 98,001**	**$ 110,481**
Nonperforming Assets Activity					
Balance, beginning of period	$ 76,752	$ 111,319	$ 98,001	$ 110,481	$ 66,178
Net loan (charge-offs) recoveries	(47,806)	(28,935)	(6,810)	(2,300)	(392)
New nonperforming loans	111,888	25,441	48,346	5,470	61,193
Reduction of nonperforming loans(1)	(14,668)	(30,240)	(28,050)	(5,692)	(14,278)
OREO/Repossessed assets sales proceeds	(5,303)	(833)	(168)	(9,958)	(2,220)
Balance, end of period	**$ 120,863**	**$ 76,752**	**$ 111,319**	**$ 98,001**	**$ 110,481**
Asset Quality Ratios					
Ratio of nonperforming loans to total loans	1.04 %	0.61 %	0.89 %	0.82 %	0.81 %
Ratio of nonperforming assets to total assets	0.70	0.42	0.59	0.51	0.57
Annualized ratio of net loan charge-offs (recoveries) to average loans	1.68	0.99	0.23	0.08	0.01
Allowance for loan credit losses as a percent of loans	0.87	0.93	1.09	1.06	1.02
Allowance for lending related credit losses as a percent of loans	0.96	1.02	1.21	1.18	1.15
Allowance for loan credit losses as a percent of nonperforming loans	82.78	152.68	122.23	129.89	125.15
Loans delinquent 30-89 days as a percent of total loans	0.24	0.26	0.25	0.31	0.09

(1) Includes principal reductions, transfers to performing status and transfers to OREO.